UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

MICROMET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6707 Democracy Boulevard, Suite 505, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 752-1420

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

In connection with the proposed underwritten public offering by Micromet, Inc. (the “Company”) of its common stock, the Company is filing this Current Report on Form 8-K to provide the following information:

Information Contained in Proxy Statement for 2009 Annual Meeting of Stockholders

The following information set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 30, 2009 is incorporated herein by reference:

•
The information set forth under the headings “Election of Directors – Nominees for Election for a Three-Year Term Expiring at the 2012 Annual Meeting,” “Election of Directors – Directors Continuing in Office Until the 2010 Annual Meeting,” “Election of Directors – Directors Continuing in Office Until the 2011 Annual Meeting,” “Independence of the Board of Directors,” “Meetings of the Board of Directors,” “Information Regarding Committees of the Board of Directors,” “Stockholder Communications with the Board of Directors” and “Code of Ethics”;

•
The information set forth under the subheadings “Executive Compensation – Compensation Discussion and Analysis,” “Executive Compensation – Summary Compensation Table,” “Executive Compensation – Securities Authorized for Issuance Under Equity Compensation Plans,” “Executive Compensation – Outstanding Equity Awards at December 31, 2008,” “Executive Compensation – Option Exercises and Stock Vested,” “Executive Compensation – Pension Benefits,” “Executive Compensation – Nonqualified Deferred Compensation” and “Director Compensation”; and

•
The information set forth under the subheadings “Transactions with Related Persons – Related-Person Transactions Policy and Procedures” and “Transactions with Related Persons – Certain Related-Person Transactions”.

Executive Employment Agreements and 2009 Executive Compensation

The following discussion summarizes the terms of our employment arrangements with, and the compensation paid for 2009 to, the Company’s Chief Executive Officer, Chief Financial Officer, the Company’s three next most highly compensated executive officers and the Company’s former Chief Medical Officer.  Detailed information regarding the Company’s executive compensation for 2009 will be set forth in the Company’s definitive proxy statement for the 2010 Annual Meeting of Stockholders, and the information set forth below is not intended to represent the amounts that will be included in the compensation tables contained in the proxy statement.

With respect to the Company’s 2009 Management Incentive Compensation Plan (the “2009 Bonus Plan”), the summary information set forth below is qualified in its entirety by the text of the 2009 Bonus Plan, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and is incorporated herein by reference.

Christian Itin, President and Chief Executive Officer

The Company entered into an employment agreement with Dr. Itin as of June 2, 2006 with a term through June 1, 2010.  The agreement may be extended for successive one-year terms.

•	Annual Salary. For 2009, Dr. Itin’s base salary was €291,200, or $417,377 using the exchange rate as of December 31, 2009.

•
Annual Cash Bonus.  Under the 2009 Bonus Plan, Dr. Itin’s target cash bonus was 50% of his 2009 base salary, or €145,600, which corresponds to $208,693 using the exchange rate as of December 31, 2009.  The bonus paid to Dr. Itin under the 2009 Bonus Plan was entirely dependent upon the achievement of specified corporate goals.

During 2009, the Company’s compensation committee recommended, and its Board of Directors approved, the following corporate goals for all of the Company’s executive officers under the 2009 Bonus Plan, along with each goal’s relative weight.  In January 2010, the compensation committee determined the achievement of the corporate goals listed below as set forth in the table below:

	Corporate Goal	Weighting	Achieved

1.	Enter into a new corporate collaboration agreement based on the Company’s technology	25%	12.5%
2.	Resolution of a contractual matter relating to one of the Company’s product candidates	20%	20%
3.	Advance the development of MT110 in clinical trials and establish a therapeutic window for this product candidate	15%	7.5%
4.	Set up the first pivotal clinical trial for blinatumomab	15%	10%
5.	Achieve the primary endpoint of efficacy in the phase 2 clinical trial of blinatumomab in patients with acute lymphoblastic leukemia	10%	12.5%
6.	Establish final dose and schedule in the phase 1 clinical trial of blinatumomab in patients with non-Hodgkin’s lymphoma	5%	5%
7.	Common stock share price to outperform the NASDAQ Biotechnology Index during the year by a specified percentage	3%	3%
8.	Increase awareness of Micromet and BiTE antibody technology through publication of a specified number of articles in the press or scientific journals	2%	2%
9.	Achieve a specified goal in one of the Company’s product development collaborations	2%	2%
10.	Achieve year-end cash balance consistent with approved 2009 budget and realize budgeted reimbursements from partnerships	3%	3%

In addition to the achievement of the corporate goals set forth above, the compensation committee considered the Company’s consummation of a public offering of its common stock in the third quarter of 2009 from which the Company raised net proceeds of $74.9 million.  Taking into account this additional corporate achievement, the compensation committee determined that the corporate goals had been achieved at an aggregate level of 90%. This percentage achievement of the Company’s corporate goals was used for the bonus determinations of all participants in the 2009 Bonus Plan.

Therefore, Dr. Itin’s bonus for 2009 was 90% of his target bonus, or €131,040 (or $187,820 using the exchange rate as of December 31, 2009).

•
Stock Options.  On April 1, 2009, Dr. Itin was granted two stock options.  The first option is exercisable for 100,000 shares of common stock at an exercise price of $3.16 per share and vests in 36 equal monthly installments through April 1, 2012.  The second option was initially exercisable for an additional 100,000 shares of common stock at an exercise price of $3.16 per share and was scheduled to vest based on the Company’s achievement of specified corporate performance criteria relating to the establishment of corporate partnerships and clinical development goals during 2009.  On January 29, 2010, the compensation committee determined that the performance criteria had been partially met, resulting in vesting of the option as to 58,333 shares, and the remainder of the option expired.

•
Other Benefits.  As Dr. Itin is domiciled in Germany, the Company also makes payments to him in lieu of payments on his behalf into the German state pension, unemployment and health insurance system.  For 2009, these payments to Dr. Itin amounted to $23,348.

•
Potential Severance and Change of Control Payments.  If the Company were to terminate Dr. Itin’s employment without “cause,” or if he were to resign for “good reason,” as those terms are defined in his employment agreement, he would receive, in addition to his accrued salary through the date of termination:

o
12 months of salary continuation (increased to 18 months of salary continuation if the termination is within 6 months prior to or 12 months following a change of control of the Company), or the benefits under any other severance benefit plan applicable to Dr. Itin as of the termination date, if greater;

o
continuation of payments based on the amounts Micromet AG is paying under government-mandated social security and health insurance benefits programs for its employees in Germany for the same period of time as the salary continuation payments are being made;

o	the average of his bonuses for the three years prior to the date of termination;

o	life insurance benefits coverage to the extent he was receiving such benefits prior to the date of termination;

o	costs for outplacement services up to €15,000; and

o	12 months’ acceleration of vesting with respect to unvested stock awards then held by Dr. Itin.

In addition, upon any change of control of the Company, 50% of Dr. Itin’s unvested stock awards would immediately vest upon the closing or the stockholder vote resulting in the change of control, and all of Dr. Itin’s remaining unvested stock awards would vest and become exercisable 6 months following such date, if he is employed by the Company or the successor entity at that time.  If the Company were to terminate his employment without cause, or if he were to resign for good reason, within 6 months prior to or 24 months following a change of control of the Company, then all of his remaining unvested stock awards would automatically vest and become exercisable on the later of the date of termination or the date of the first closing of any transaction or the stockholder vote resulting in such change of control.

Barclay Phillips, Senior Vice President and Chief Financial Officer

The Company entered into an employment agreement with Mr. Phillips as of August 30, 2008, which was amended on November 18, 2008 and December 23, 2008, without a specified term.

•	Annual Salary. For 2009, Mr. Phillips’s base salary was $306,000.

•
Annual Cash Bonus.  In accordance with the terms of Mr. Phillips’ amended employment agreement, he was not entitled to participate in the Company’s management incentive compensation plan until the 2010 plan year.  Therefore, he did not participate in the 2009 Bonus Plan.  However, in March 2010, the Company’s compensation committee awarded Mr. Phillips a discretionary bonus of $13,644 in consideration of Mr. Phillips’s contributions to the Company’s public offering of its common stock that closed in August 2009.

•
Stock Options.  On April 1, 2009, Mr. Phillips was granted two stock options.  The first option is exercisable for 37,500 shares of common stock at an exercise price of $3.16 per share and vests in 36 equal monthly installments through April 1, 2012.  The second option was initially exercisable for an additional 37,500 shares of common stock at an exercise price of $3.16 per share and was scheduled to vest based on the Company’s achievement of specified corporate performance criteria relating to the establishment of corporate partnerships and clinical development goals during 2009.  On January 29, 2010, the compensation committee determined that the performance criteria had been partially met, resulting in vesting of the option as to 21,875 shares, and the remainder of the option expired.

•
Relocation Expenses and Other Benefits.  As part of Mr. Phillips’ employment agreement, the Company agreed to reimburse him for his expenses incurred in relocating to the area of the Company’s headquarters in Bethesda, Maryland.  These relocation expenses include travel expenses and the costs of selling his prior residence and temporary housing and transportation in the Washington, DC region.  During 2009, the Company paid aggregate relocation expenses of $84,622 to Mr. Phillips or on his behalf.  In addition, in accordance with the terms of his employment agreement, the Company paid to or on behalf of Mr. Phillips insurance premiums for health, life, and disability insurance in the amount of $33,866 in the aggregate during 2009.

•
Potential Severance and Change of Control Payments.  If the Company were to terminate Mr. Phillips’s employment without “cause,” or if he were to resign for “good reason,” as those terms are defined in his employment agreement, he would receive, in addition to his accrued salary through the date of termination:

o	A lump sum payment equal to 12 months of base salary;

o	continuation of health insurance premiums under COBRA and life insurance benefits for 12 months;

o
the average of his bonuses for the three years prior to the date of termination, prorated for the year of termination, unless the termination is within 6 months prior to or 12 months following a change of control, in which case there is no proration;

o	costs for outplacement services up to $15,000; and

o	12 months’ acceleration of vesting with respect to unvested stock awards then held by Mr. Phillips.

In addition, upon any change of control of the Company, 50% of Mr. Phillips’s unvested stock awards would immediately vest upon the closing or the stockholder vote resulting in the change of control.  If the Company were to terminate his employment without cause, or if he were to resign for good reason, within 6 months prior to or 24 months following a change of control of the Company, then all of his remaining unvested stock awards would automatically vest and become exercisable on the later of the date of termination or the date of the first closing of any transaction or the stockholder vote resulting in such change of control.

Patrick Baeuerle, Senior Vice President and Chief Scientific Officer

The Company entered into an employment agreement with Dr. Baeuerle as of June 2, 2006 with a term through June 1, 2010.  The agreement may be extended for successive one-year terms.

•	Annual Salary. For 2009, Dr. Baeuerle’s base salary was €258,000, or $369,791 using the exchange rate as of December 31, 2009.

•
Annual Cash Bonus.  Under the 2009 Bonus Plan, Dr. Baeuerle’s target cash bonus was 35% of his 2009 base salary, or $129,427.  The bonus paid to Dr. Baeuerle under the 2009 Bonus Plan was based 75% upon the achievement of the corporate goals described above and 25% upon the achievement of the following individual goals specific to Dr. Baeuerle.  In January 2010, the compensation committee determined the achievement of the personal goals by Dr. Baeuerle as set forth in the table below:

	Personal Goal	Weighting	Achieved

1.	File specified patent applications relating to BiTE antibody technology	5%	5%
2.	Provide scientific rationale and experimental support for specified clinical development aspects of one of the Company’s product candidates; support clinical development programs through timely delivery of analytical data; complete specified pre-clinical study	15%	12%
3.	Provide scientific rationale and experimental support for specified clinical development aspects of one of the Company’s product candidates; provide data supporting treatment of additional indications; specified scientific publication	15%	12%
4.	Develop lead candidate and ensure selection thereof by a collaboration partner	20%	20%
5.	Obtain in-vivo proof of concept for specified BiTE antibody; specified scientific publication	5%	5%
6.	Select lead candidate in a specified BiTE antibody program; generate cell clone for production; scientific publication	5%	5%
7.	Select lead candidate in a specified BiTE antibody program; generate cell clone for production; scientific publication	5%	4%
8.	Support Investigational Medicinal Product Dossier filing for a specified product candidate with non-clinical and CMC data reports	5%	5%
9.	Obtain in-vivo proof of concept in a preclinical study for a specified product candidate	10%	10%
10.	Obtain in-vitro proof of concept for at least one research stage BiTE antibody and specified number of publications by leading academic laboratories on BiTE antibody technology	5%	2%
11.	Obtain specified number of peer-reviewed publications and review articles on BiTE antibody technology and EpCAM target; presentation of specified posters at a scientific conference; publication of specified number of articles featuring BiTE antibody technology in general public media; increase number of members on scientific advisory panel; obtain specified number of invitations to presentations at major industry conventions	5%	4%
12.	Support new collaborations with presentations at initial meetings, due diligence and follow-up meetings	5%	5%

In addition to the achievement of the his personal goals set forth above, the Company’s compensation committee in its discretion considered Dr. Baeuerle’s other contributions to the Company’s overall success in 2009, and determined that his personal goals had been achieved at an aggregate level of 99%.

Therefore, Dr. Baeuerle’s bonus for 2009 was the sum of (a) 90% of the 75% corporate goal weighting of his $129,427 target bonus, or $87,363, and (b) 99% of the 25% individual goal weighting of his $129,427 target bonus, or $32,033, for a total bonus of $119,396.

•
Stock Options.  On April 1, 2009, Dr. Baeuerle was granted two stock options.  The first option is exercisable for 62,500 shares of common stock at an exercise price of $3.16 per share and vests in 36 equal monthly installments through April 1, 2012.  The second option was initially exercisable for an additional 62,500 shares of common stock at an exercise price of $3.16 per share and was scheduled to vest based on the Company’s achievement of specified corporate performance criteria relating to the establishment of corporate partnerships and clinical development goals during 2009.  On January 29, 2010, the compensation committee determined that the performance criteria had been partially met, resulting in vesting of the option as to 36,458 shares, and the remainder of the option expired.

•
Other Benefits.  As Dr. Baeuerle is domiciled in Germany, the Company also makes payments to him in lieu of payments on his behalf into the German state pension, unemployment and health insurance system.  For 2009, these payments to Dr. Baeuerle amounted to $24,072.

•
Potential Severance and Change of Control Payments.  If the Company were to terminate Dr. Baeuerle’s employment without “cause,” or if he were to resign for “good reason,” as those terms are defined in his employment agreement, he would receive, in addition to his accrued salary through the date of termination:

o	12 months of salary continuation, or the benefits under any other severance benefit plan applicable to Dr. Baeuerle as of the termination date, if greater;

o
continuation of payments based on the amounts Micromet AG is paying under government-mandated social security and health insurance benefits programs for its employees in Germany for the same period of time as the salary continuation payments are being made;

o
the average of his bonuses for the three years prior to the date of termination, prorated for the year of termination, unless the termination is within 6 months prior to or 12 months following a change of control, in which case there is no proration;

o
life insurance benefits coverage to the extent he was receiving such benefits prior to the date of termination (extended to 18 months of benefits coverage in the event his termination is within 6 months prior to or 12 months following a change of control);

o	costs for outplacement services up to €15,000; and

o	12 months’ acceleration of vesting with respect to unvested stock awards then held by Dr. Baeuerle.

In addition, upon any change of control of the Company, 50% of Dr. Baeuerle’s unvested stock awards would immediately vest upon the closing or the stockholder vote resulting in the change of control.  If the Company were to terminate his employment without cause, or if he were to resign for good reason, within 6 months prior to or 24 months following a change of control of the Company, then all of his remaining unvested stock awards would automatically vest and become exercisable on the later of the date of termination or the date of the first closing of any transaction or the stockholder vote resulting in such change of control.

Mark Reisenauer, Senior Vice President and Chief Commercial Officer

The Company entered into an amended and restated employment agreement with Mr. Reisenauer as of December 23, 2008 without a specified term.

•	Annual Salary. For 2009, Mr. Reisenauer’s base salary was $286,000.

•
Annual Cash Bonus.  Under the 2009 Bonus Plan, Mr. Reisenauer’s target cash bonus was 35% of his 2009 base salary, or $100,100.  The bonus paid to Mr. Reisenauer under the 2009 Bonus Plan was based 75% upon the achievement of the corporate goals described above and 25% upon the achievement of the following individual goals specific to Mr. Reisenauer.  In January 2010, the compensation committee determined the achievement of the personal goals by Mr. Reisenauer as set forth in the table below:

Personal Goal	Weighting	Achieved

1. Develop commercial forecast for specified product candidate based on most recent clinical profile	20%	20%
2. Develop and implement specified questionnaires for use in ongoing and future clinical trials	10%	1%
3. Build commercial cases for pipeline compounds	15%	10%
4. Build commercialization plan for specified product candidate	15%	2.5%
5. Evaluate late-stage and on-market licensing opportunities	10%	NA
6. Create and execute 2009 PR plan	20%	20%
7. Monitor portfolio and overall development activities	10%	10%

The compensation committee disregarded Goal 5 as a result of changing priorities in the Company’s strategy during the year.  Using the remaining individual goals, the committee determined Mr. Reisenauer’s individual goals to have been achieved at an aggregate level of 70.6%.

Therefore, Mr. Reisenauer’s bonus for 2009 was the sum of (a) 90% of the 75% corporate goal weighting of his $100,100 target bonus, or $67,568, and (b) 70.6% of the 25% individual goal weighting of his $100,100 target bonus, or $17,668, for a total bonus of $85,224.

•
Stock Options.  On April 1, 2009, Mr. Reisenauer was granted two stock options.  The first option is exercisable for 40,000 shares of common stock at an exercise price of $3.16 per share and vests in 36 equal monthly installments through April 1, 2012.  The second option was initially exercisable for an additional 40,000 shares of common stock at an exercise price of $3.16 per share and was scheduled to vest based on the Company’s achievement of specified corporate performance criteria relating to the establishment of corporate partnerships and clinical development goals during 2009.  On January 29, 2010, the compensation committee determined that the performance criteria had been partially met, resulting in vesting of the option as to 23,333 shares, and the remainder of the option expired.

•
Other Benefits.  In accordance with the terms of his employment agreement, the Company paid to or on behalf of Mr. Reisenauer insurance premiums for health, life, and disability insurance in the amount of $22,826 in the aggregate.

•
Potential Severance and Change of Control Payments.  If the Company were to terminate Mr. Reisenauer’s employment without “cause,” or if he were to resign for “good reason,” as those terms are defined in his employment agreement, he would receive, in addition to his accrued salary through the date of termination:

o	A lump sum payment equal to 12 months of base salary;

o	continuation of health insurance premiums under COBRA and life insurance benefits for 12 months;

o
the average of his bonuses for the three years prior to the date of termination, prorated for the year of termination, unless the termination is within 6 months prior to or 12 months following a change of control, in which case there is no proration;

o	costs for outplacement services up to $15,000; and

o	12 months’ acceleration of vesting with respect to unvested stock awards then held by Mr. Reisenauer.

In addition, upon any change of control of the Company, 50% of Mr. Reisenauer’s unvested stock awards would immediately vest upon the closing or the stockholder vote resulting in the change of control.  If the Company were to terminate his employment without cause, or if he were to resign for good reason, within 6 months prior to or 24 months following a change of control of the Company, then all of his remaining unvested stock awards would automatically vest and become exercisable on the later of the date of termination or the date of the first closing of any transaction or the stockholder vote resulting in such change of control.

Matthias Alder, Senior Vice President, General Counsel and Secretary

The Company entered into an amended and restated employment agreement with Mr. Alder as of December 23, 2008 without a specified term.

•	Annual Salary. For 2009, Mr. Alder’s base salary was $318,500.

•
Annual Cash Bonus.  Under the 2009 Bonus Plan, Mr. Alder’s target cash bonus was 35% of his 2009 base salary, or $111,475.  The bonus paid to Mr. Alder under the 2009 Bonus Plan was based 75% upon the achievement of the corporate goals described above and 25% upon the achievement of the following individual goals specific to Mr. Alder.  In January 2010, the compensation committee determined the achievement of the personal goals by Mr. Alder as set forth in the table below:

Personal Goal	Weighting	Achieved

Legal Affairs
1. Support completion of new corporate collaboration agreement	15%	15%
2. Support resolution of a contractual matter relating to one of the Company’s product candidates	10%	13%
3. Ensure timely periodic SEC filings	10%	10%
Human Resources
4. Conduct annual performance and compensation review	5%	5%
5. Roll out new executive employment agreements and executive LTD insurance program	5%	2%
6. Hire specified senior personnel	10%	10%
Quality Assurance
7. Hire specified QA staff member	2.5%	2.5%
8. Conduct regulatory compliance program	17.5%	17.5%
Drug Safety
9. Hire department head	5%	5%
10. Specified progress in organization of department	5%	5%
11. Successful transfer of safety database for specified product candidate	5%	5%
Corporate Secretary / Compliance Officer
12. Successful annual meeting of stockholders	2.5%	2.5%
13. Support board and board committees	5.0%	5.0%
14. Administration and enforcement of Insider Trading Compliance Program	2.5%	2.5%

Based on the compensation committee’s assessment, Mr. Alder achieved 100% of his personal goals in the aggregate.  Therefore, Mr. Alder’s bonus for 2009 was the sum of (a) 90% of the 75% corporate goal weighting of his $111,475 target bonus, or $75,246, and (b) 100% of the 25% individual goal weighting of his $111,475 target bonus, or $27,869, for a total bonus of $103,114.

•
Stock Options.  On April 1, 2009, Mr. Alder was granted two stock options.  The first option is exercisable for 37,500 shares of common stock at an exercise price of $3.16 per share and vests in 36 equal monthly installments through April 1, 2012.  The second option was initially exercisable for an additional 37,500 shares of common stock at an exercise price of $3.16 per share and was scheduled to vest based on the Company’s achievement of specified corporate performance criteria relating to the establishment of corporate partnerships and clinical development goals during 2009.  On January 29, 2010, the compensation committee determined that the performance criteria had been partially met, resulting in vesting of the option as to 21,875 shares, and the remainder of the option expired.

•
Other Benefits.  In accordance with the terms of his employment agreement, the Company paid to or on behalf of Mr. Alder insurance premiums for health, life, long term care and disability insurance in the amount of $25,031 in the aggregate.

•
Potential Severance and Change of Control Payments.  If the Company were to terminate Mr. Alder’s employment without “cause,” or if he were to resign for “good reason,” as those terms are defined in his employment agreement, he would receive, in addition to his accrued salary through the date of termination:

o	A lump sum payment equal to 12 months of base salary;

o	continuation of health insurance premiums under COBRA and life insurance benefits for 12 months;

o
the average of his bonuses for the three years prior to the date of termination, prorated for the year of termination, unless the termination is within 6 months prior to or 12 months following a change of control, in which case there is no proration;

o	costs for outplacement services up to $15,000; and

o	12 months’ acceleration of vesting with respect to unvested stock awards then held by Mr. Alder.

In addition, upon any change of control of the Company, 50% of Mr. Alder’s unvested stock awards would immediately vest upon the closing or the stockholder vote resulting in the change of control.  If the Company were to terminate his employment without cause, or if he were to resign for good reason, within 6 months prior to or 24 months following a change of control of the Company, then all of his remaining unvested stock awards would automatically vest and become exercisable on the later of the date of termination or the date of the first closing of any transaction or the stockholder vote resulting in such change of control.

Carsten Reinhardt, Former Senior Vice President and Chief Medical Officer

The Company entered into an employment agreement with Dr. Reinhardt as of June 2, 2006.  Effective as of September 30, 2009, Dr. Reinhardt’s employment was terminated and the Company entered into a separation agreement with him as of that date.  Dr. Reinhardt continued to be a consultant to the Company through December 31, 2009.

•
Annual Salary.  For 2009, Dr. Reinhardt’s annual base salary was €249,600, or $357,752 using the exchange rate as of December 31, 2009, the prorated portion of which was paid through the termination of his employment on September 30, 2009.

•	Annual Cash Bonus. As part of Dr. Reinhardt’s separation from the Company, he did not receive any payments under the 2009 Bonus Plan.

•
Stock Options.  On April 1, 2009, Dr. Reinhardt was granted two stock options.  The first option is exercisable for 40,000 shares of common stock at an exercise price of $3.16 per share and was to vest in 36 equal monthly installments through April 1, 2012.  The second option was initially exercisable for an additional 40,000 shares of common stock at an exercise price of $3.16 per share and was scheduled to vest based on the Company’s achievement of specified corporate performance criteria relating to the establishment of corporate partnerships and clinical development goals during 2009.  As part of Dr. Reinhardt’s separation agreement and consulting agreement, his other outstanding stock options will continue to vest in accordance with their original terms until September 30, 2010, and the performance-based stock option vested in accordance with the January 29, 2010 determination by the compensation committee determined that the performance criteria had been partially met, resulting in vesting of the option as to 23,333 shares, while the remainder of the performance-based option expired.  In accordance with his separation agreement, Dr. Reinhardt may exercise his vested stock options through June 30, 2011.

•
Separation Payment.  In connection with the separation agreement, the Company paid Dr. Reinhardt €240,000, or $343,992 at the exchange rate in effect at December 31, 2009, in two installments, with €160,000 payable in 2009 and €80,000 payable in January 2010.

Press Release

On March 9, 2010, the Company issued a press release announcing the public offering.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMET, INC.

Date: March 9, 2010
By: /s/ Barclay A. Phillips
Name: Barclay A. Phillips
Title: Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 9, 2010